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                   CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

          We hereby consent to the reference to our firm included in the prospectus of Prudential Government Income Fund, Inc. filed as part of Registration Statement No. 2-82976 and to the use of our opinion of counsel, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on April 28, 1998 (File No. 2-82976).



                                           Swidler Berlin Shereff Friedman, LLP

New York, New York
March 15, 1999